Exhibit 32.2

Certification of Principal Financial Officer Pursuant to 18 U.S.C. Section 1350

as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, David Boris, Co-Chief Executive Officer, Chief Financial Officer and Director of Forum Merger IV Corporation (the “Company”), hereby certify, that, to my knowledge:

1.	the Annual Report on Form 10-K for the year ended December 31, 2022 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2023	/s/ David Boris
David Boris
Co-Chief Executive Officer, Chief Financial Officer and Director
(Principal Financial and Accounting Officer)